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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported February 1, 2001)
       -----------------------------------------------------------------
                              February 5, 2001
                              ----------------

                         FIBERNET TELECOM GROUP, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                    333-7841                    13-3859938
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             570 Lexington Avenue
                           New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                (212) 405-6200

                        (Registrant's telephone number,
                             including area code)


                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.


     On February 1, 2001, Fibernet Telecom Group, Inc. ("the Company") entered into a commitment agreement with Deutsche AG New York Branch, Deutsche Banc Alex. Brown Inc., First Union Investors, Inc., First Union Securities, Inc., Toronto Dominion (USA) Securities Inc. and other lenders to amend and restate the Company's existing credit agreement in order to increase the existing $75 million credit facility to a $105 million credit facility. The closing of the transaction contemplated in the commitment letter is subject to certain conditions, including the preparation, execution and delivery of definitive documentation.

     On January 19, 2001, the Securities and Exchange Commission (the "Commission") declared effective the Company's Registration Statement on Form S-3 (No. 333-43788) (the "Registration Statement"), which permits the Company to issue up to an aggregate of $150,000,000 of common stock, preferred stock, debt securities and warrants. (The prospectus dated January 19, 2001 included in the Registration Statement is referred to as the "Prospectus").

     On February 2, 2001, the Company announced that it sold 6,440,000 shares (the "Shares") of its common stock and warrants to purchase 1,288,000 shares of its common stock (together with the Shares, the "Offering Securities") to certain purchasers pursuant to the Registration Statement. In addition, the Company issued warrants to purchase 200,000 shares of its common stock (the "Placement Shares") to H.C. Wainwright & Co., Inc., who served as the placement agent for the sale of the Offering Securities.

     The Company filed with the Commission on February 2, 2001 a supplement to the Prospectus, relating to the issuance and sale of the Offering Securities and the Placement Shares. In connection with the filing of the Prospectus Supplement, as part of this Current Report on Form 8-K, the Company is filing
(i) the form of warrant agreement as Exhibit 4.1, (ii) the legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the validity of the securities being registered as Exhibit 5.1 and (iii) the common stock and warrant purchase agreement relating thereto as Exhibit 10.1.


Item 7.        Financial Statments and Exhibits.


(c) Exhibits.

Exhibit No.             Description


4.1             Form of Warrant Agreement.

5.1             Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1            Common Stock and Warrant Purchase Agreement.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIBERNET TELECOM GROUP, INC.
                                      (Registrant)

Dated  February 2, 2001               By:  /s/ Michael S. Liss
       ----------------                    -------------------------------------
                                           Michael S. Liss
                                           President and Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.             Description


4.1             Form of Warrant Agreement.

5.1             Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1            Common Stock and Warrant Purchase Agreement.